UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 17, 2025

 SCHOLASTIC CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware		000-19860	13-3385513
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
557 Broadway,
New York,	New York		10012
(Address of Principal Executive Offices)			(Zip Code)
(212) 343-6100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	SCHL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On September 17, 2025, Scholastic Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s Class A stockholders approved an amendment to the Company’s Management Stock Purchase Plan to increase the number of shares of common stock that the Company will have authority to grant under the plan by an additional 100,000 shares of common stock (up to a total authorization of 700,000 shares). A description of the 2008 Management Stock Purchase Plan, as amended, is set forth in the Company’s definitive proxy statement on Amendment No. 1 to Schedule 14A for the Annual Meeting, which was filed on August 8, 2025 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the section entitled “PROPOSAL 3: APPROVAL OF AMENDMENT NO. 2 TO THE SCHOLASTIC CORPORATION MANAGEMENT STOCK PURCHASE PLAN”, which is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of Amendment No. 2 to the Scholastic Corporation Management Stock Purchase Plan, a copy of which is attached to the Definitive Proxy Statement as Appendix B.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on September 17, 2025. The final results of voting on each of the matters submitted to a vote of the security holders at the meeting are as follows:

Matters Voted Upon by Holders of Class A Stock

1. Nominees for Election to Board of Directors.

	For	Against	Withheld
Andrés Alonso	828,100	0	0
Robert Dumont	828,100	0	0
Alix Guerrier	828,100	0	0
Kaya Henderson	828,100	0	0
Linda Li	828,100	0	0
Iole Lucchese	828,100	0	0
Verdell Walker	828,100	0	0
Peter Warwick	828,100	0	0

2. Approval of Amendment No. 1 to the Scholastic Corporation Outside Director’s Stock Incentive Plan.

For	Against	Abstain
828,100	0	0

3. Approval of Amendment No. 2 to the Scholastic Corporation Management Stock Purchase Plan.

For	Against	Abstain
828,100	0	0

The shares of Class A Stock are not held through brokers and, accordingly, broker non-votes are not applicable.

Matters Voted Upon by Holders of Common Stock

1. Nominees for Election to Board of Directors.

	For	Against	Withheld	Broker Non-Votes
Milena Alberti	17,112,623	0	107,839	0
James W. Barge	9,212,518	0	8,007,944	0
Anne Clarke Wolff	17,109,120	0	111,342	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOLASTIC CORPORATION

Date: September 22, 2025	By:	/s/ Chris Lick
	Name:	Chris Lick
	Title:	Executive Vice President, General Counsel and Secretary

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